UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2008

SIRTRIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33465	20-1410189
(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Technology Square, Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (617) 252-6920

790 Memorial Drive
Cambridge, MA 02139

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 25, 2008, Sirtris Pharmaceuticals, Inc. issued a press release relating to its results of operations and financial conditions for the fiscal year ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1         Press Release issued by Sirtris Pharmaceuticals, Inc. on February 25, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRTRIS PHARMACEUTICALS, INC.

Date: February 25, 2008	By:	/s/ CHRISTOPH WESTPHAL
	Name:	Christoph Westphal
	Title:	President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued by Sirtris Pharmaceuticals, Inc. on February 25, 2008.